UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2015

PANACEA GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30424	33-0680443
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

330 Highway #7 East, Suite #502, Richmond Hill Ontario, Canada	L4B3P8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 450-6414

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Dismissal of Previous Independent Registered Public Accounting Firm

On September 15, 2015, the Board of Directors of Panacea Global, Inc. (the “Company”) dismissed GBH CPAs, PC (“GBH”) as its independent registered public accounting firm.

GBH was engaged as our independent registered public accounting firm on September 5, 2014. They did not issue any reports on the audited financial statements of the Company for any fiscal year. During the Company’s two most recent fiscal years, the subsequent interim periods thereto, and through September 15, 2015, except as described below, there were no disagreements (as defined in Item 304 of Regulation S-K) with GBH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GBH, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement except for a disagreement related to a determination of the appropriate valuation of certain intangible assets related to the fiscal year ended December 31, 2014 for which the registrant was not able to resolve to the satisfaction of GBH such valuation for financial statement disclosure. Further, during the Company’s two most recent fiscal years, the subsequent interim periods thereto, and through September 15, 2015, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) except as described above.  Management and members of the Board of Directors discussed the nature of the disagreement with GBH prior to their dismissal and was unable to resolve the matter to the satisfaction of GBH.  The registrant has authorized GBH to respond fully to the inquiries of the successor auditor concerning the subject matter of such disagreement.

We furnished GBH with a copy of this disclosure on September 17, 2015, providing GBH with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A copy of GBH’s letter to the SEC is filed as Exhibit 16.1 to this report.

Engagement of New Independent Registered Public Accounting Firm

On September 15, 2015, the Board of Directors of the Company engaged L J Soldinger Associates, LLC (“Soldinger”) as our independent registered public accounting firm.

During the years ended December 31, 2014, and 2013, and the subsequent interim periods through September 15, 2015, neither the Company nor anyone acting on its behalf consulted Soldinger with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Soldinger concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was the subject of a disagreement or a reportable event set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits:  The following exhibits are filed as part of this report:

Exhibit No.	Description

16.1	Letter from GBH CPAs, PC.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PANACEA GLOBAL, INC.

Date: September 22, 2015	By:	/s/ Mahmood Moshiri
Mahmood Moshiri Chief Executive Officer

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